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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2003

CENDANT MORTGAGE CAPITAL LLC (as company under a Pooling and Servicing Agreement, dated as of September 1, 2003, providing for, inter alia, the issuance of CDMC Mortgage Pass-Through Certificates, Series 2003-8)

                          Cendant Mortgage Capital LLC
             (Exact name of registrant as specified in its charter)

          DELAWARE                  333-105302                 52-233-8856
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
       of Formation)               File Number)            Identification No.)

3000 Leadenhall Road
Mount Laurel, New Jersey
(Address of Principal                                        08054
Executive Offices)                                         (Zip Code)

      Registrant's telephone number, including area code, is (856) 917-6200


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

      1. Pooling and Servicing Agreement, dated as of September 1, 2003 among Cendant Mortgage Capital LLC, as company, Cendant Mortgage Corporation, as master servicer, and Citibank, N.A., as trustee.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CENDANT MORTGAGE CAPITAL LLC


                                          By:      /s/ Joseph Suter
                                                   -----------------------------
                                          Name:    Joseph Suter
                                          Title:   Senior Vice President

Dated: October 14, 2003